UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2005
PROGRESS SOFTWARE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts	033-41752	04-2746201

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
14 Oak Park, Bedford, Massachusetts 01730
(Address of principal executive offices) (Zip Code)
(781) 280-4000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1 AGREEMENT AND PLAN OF MERGER, DATED DECEMBER 19, 2005
EX-99.2 FORM OF VOTING AND TENDER AGREEMENT

Item 8.01 Other Events
     On December 19, 2005, Progress Software Corporation (“Progress”), together with its wholly-owned subsidiary, Noble Acquisition Corp., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NEON Systems, Inc., a Delaware corporation (“NEON”). Pursuant to the Merger Agreement, Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of NEON at a price of $6.20 per share in cash (or approximately $68 million in the aggregate). Consummation of the Offer remains subject to the tender of a majority of the outstanding shares of common stock of NEON and satisfaction of customary closing conditions. Following the Offer, Merger Sub will be merged with and into NEON, the effect of which is to make NEON a wholly-owned subsidiary of Progress (the “Merger”). In connection with the Merger, any shares of Company common stock that are not tendered in the Offer will be converted into the right to receive $6.20 per share in cash. Neither Progress nor any of its affiliates has a material relationship with NEON or any of its affiliates.
     Concurrently with the execution of the Merger Agreement, certain of the stockholders of NEON, including its directors and officers and John J. Moores, who together hold approximately 44% of NEON’s outstanding common stock, entered into voting and tender agreements with Progress and Merger Sub agreeing to, among other things, tender in the Offer their shares of common stock of NEON (the “Voting Agreements”).
     The foregoing descriptions of the Merger Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the Merger Agreement and the form of Voting Agreement, respectively, copies of which are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference. A copy of the press release issued by Progress on December 20, 2005 announcing the signing of the Merger Agreement is filed as Exhibit 99.3 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1	Agreement and Plan of Merger by and among Progress Software Corporation, Noble Acquisition Corp. and NEON Systems, Inc. dated December 19, 2005

99.2	Form of Voting and Tender Agreement by and among Progress Software Corporation, Noble Acquisition Corp. and the directors, officers and certain stockholders of NEON Systems, Inc.

99.3	Press Release dated December 20, 2005 (Exhibit 99.1 to the Schedule TO-C filed by Progress Software Corporation with the SEC on December 20, 2005 and incorporated herein by reference)

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROGRESS SOFTWARE CORPORATION
By: /s/ Norman R. Robertson
Norman R. Robertson
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: December 21, 2005

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Exhibit Index

Exhibit No.	Description

99.1	Agreement and Plan of Merger by and among Progress Software Corporation, Noble Acquisition Corp. and NEON Systems, Inc. dated December 19, 2005

99.2	Form of Voting and Tender Agreement by and among Progress Software Corporation, Noble Acquisition Corp. and the directors, officers and certain stockholders of NEON Systems, Inc.

99.3	Press Release dated December 20, 2005 (Exhibit 99.1 to the Schedule TO-C filed with the SEC on December 20, 2005 and incorporated herein by reference)

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